EXHIBIT 99.1

JOINT FILING AGREEMENT

February 10, 2017

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Date: February 10, 2017	Chou Associates Management Inc.

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	CEO and Portfolio Manager

February 10, 2017	Francis S. M. Chou

/s/ Francis S. M. Chou
	Name:	Francis S. M. Chou

February 10, 2017	Chou Associates Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou Asia Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou Bond Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou RRSP Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou America Management Inc.

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou Opportunity Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou Income Fund

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 10, 2017	Chou America Management Inc.

	By:	/s/ Francis S. M. Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager